UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 29, 2007

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51506	20-2949397
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

6106 Sunrise Ranch Drive
Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:           (303) 682-1982

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensation Arrangements of Certain Officers

        On May 29, 2007, our board of directors met and approved the cash compensation for our executive officers. Stephen B. Hughes, our chairman and chief executive officer, and Robert S. Gluck, our vice chairman and chief financial officer, will receive cash compensation of $400,000 and $300,000, respectively, for 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART BALANCE, INC.
(registrant)
June 4, 2007	By: /s/ Robert S. Gluck
Robert S. Gluck
Vice Chairman and CFO

3